UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 30, 2006

                        Alternative Loan Trust 2006-J4
                        ------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-131630-36

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                87-0698307
              --------                                ----------
    (State or Other Jurisdiction                   (I.R.S. Employer
 of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                    91302
---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
              ------------

On June 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-J4. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On May 17, 2006, CHL entered into an interest rate corridor contract (a "Bear Corridor Contract"), dated as of June 29, 2006, as evidenced by a confirmation (a "Bear Confirmation") between CHL and Bear Stearns Financial Products Inc. (the "Bear Stearns"). Such Bear Confirmation is annexed hereto as Exhibit 99.2.

On June 9, 2006, CHL entered into an interest rate corridor contract (a "Bear Corridor Contract"), dated as of June 29, 2006, as evidenced by a confirmation (a "Bear Confirmation") between CHL and Bear Stearns. Such Bear Confirmation is annexed hereto as Exhibit 99.3.

On June 30, 2006, CHL entered into an Assignment Agreement (the "Bear Assignment Agreement"), dated as of June 30, 2006, by and among CHL, The Bank of New York, as trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-J4 (in such capacity, the " Supplemental Interest Trustee") and Bear Stearns, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Bear Corridor Contracts to the Supplemental Interest Trustee. The Bear Assignment Agreement is annexed hereto as Exhibit 99.4.

On April 21, 2006, CHL entered into an interest rate corridor contract (the "BANA Corridor Contract"), dated as of April 24, 2006, as evidenced by a confirmation (the "Old BANA Confirmation") between CHL and Bank of America, N.A. ("BANA"). The Old BANA Confirmation is annexed hereto as Exhibit 99.5.

On June 30, 2006, CHL entered into an Assignment Agreement (the "BANA Assignment Agreement"), dated as of June 30, 2006, by and among CHL, The Bank of New York, as trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-J4 (in such capacity, the " Supplemental Interest Trustee") and BANA, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the BANA Corridor Contract to the Supplemental Interest Trustee. The BANA Assignment Agreement is annexed hereto as Exhibit 99.6.

On June 30, 2006, after the assignment of all of its rights and delegation of all of its duties and obligations under the BANA Corridor Contract to the Supplemental Interest Trustee by CHL, the


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


Supplemental Interest Trustee and BANA executed a confirmation (the "New BANA Confirmation"). The New BANA Confirmation is annexed hereto as Exhibit 99.7.

On January 30, 2006, the Company entered into an Item 1115 agreement (the "Bear Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Bear Stearns Financial Products Inc., as counterparty. The Bear
Item 1115 Agreement is annexed hereto as Exhibit 99.8.

On March 27, 2006, the Company entered into an Item 1115 agreement (the "BANA
Item 1115 Agreement"), dated as of March 27, 2006, by and among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Bank of America, N.A., as counterparty. The BANA Item 1115 Agreement is annexed hereto as Exhibit 99.9.


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


Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

        Not applicable.

(b)  Pro forma financial information.
     -------------------------------

        Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d)  Exhibits.
     ---------

Exhibit No.     Description
-----------

   99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Bear Confirmation, with a trade date of May 17, 2006, between CHL and Bear Stearns.

   99.3 The Bear Confirmation, with a trade date of June 9, 2006, between CHL and Bear Stearns.

   99.4 The Bear Assignment Agreement, dated June 30, 2006, by and among CHL, the Supplemental Interest Trustee and Bear Stearns.

   99.5 The Old BANA Confirmation, dated April 24, 2006, between CHL and BANA.

   99.6 The BANA Assignment Agreement, dated June 30, 2006, by and among CHL, the Supplemental Interest Trustee and BANA.

   99.7 The New BANA Confirmation, dated June 30, 2006, between CHL and BANA.

   99.8 The Bear Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Bear Stearns.

   99.9 The BANA Item 1115 Agreement, dated as of March 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and BANA.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ----------------
                                    Darren Bigby
                                    Vice President



Dated: July 14, 2006


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


                                 Exhibit Index


Exhibit
-------

  99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The Bear Confirmation, with a trade date of May 17, 2006, between CHL and Bear Stearns.

  99.3 The Bear Confirmation, with a trade date of June 9, 2006, between CHL and Bear Stearns.

  99.4 The Bear Assignment Agreement, dated June 30, 2006, by and among CHL, the Supplemental Interest Trustee and Bear Stearns.

  99.5    The Old BANA Confirmation, dated April 24, 2006, between CHL and
          BANA.

  99.6 The BANA Assignment Agreement, dated June 30, 2006, by and among CHL, the Supplemental Interest Trustee and BANA.

  99.7    The New BANA Confirmation, dated June 30, 2006, between CHL and
          BANA.

  99.8 The Bear Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Bear Stearns.

  99.9 The BANA Item 1115 Agreement, dated as of March 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and BANA


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